Trade and other payables	12 Months Ended
Apr. 30, 2026
Trade And Other Payables
Trade and other payables
15.	Trade and other payables

	April 30, 2025	April 30, 2026	April 30, 2026
	SGD	SGD	USD
Trade payables:
- third parties	2,466,430	1,852,655	1,454,433

Other payables:
Amount due to a director	528,012	59,979	47,087
GST payables, net	81,365	156,424	122,801
Accrued expenses	1,653,569	2,709,793	2,127,329
Dividends payable	600,000	-	-
	2,862,946	2,926,196	2,297,217

Total trade and other payables	5,329,376	4,778,851	3,751,650

Trade payables are non-interest bearing and are normally settled within 45 days (2025: 45 days).

The amount due to a director and dividends payable are non-trade in nature, unsecured, non-interest bearing and repayable on demand.

Accrued expenses mainly consist of accrued professional fees and subcontractors’ costs.

MAGNITUDE INTERNATIONAL LTD AND ITS SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS